BNY Mellon Funds Trust

Prospectus | December 30, 2022

Funds	Ticker Symbols
Investor shares
BNY Mellon Government Money Market Fund	MLOXX
BNY Mellon National Municipal Money Market Fund	MNTXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries

BNY Mellon Government Money Market Fund	2
BNY Mellon National Municipal Money Market Fund	6
Fund Details

BNY Mellon Government Money Market Fund	10
BNY Mellon National Municipal Money Market Fund	11
Investment Risks	12
Management	14
Shareholder Guide

Buying, Selling and Exchanging Shares	16
General Policies	19
Distributions and Taxes	19
Financial Highlights	21
For More Information

See back cover.

The Funds

Each fund is a series of BNY Mellon Funds Trust (the "Trust") and is offering its Investor shares in this prospectus.

Fund Summary

BNY Mellon Government Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Investment advisory fees	.15
Other expenses:
Shareholder services fees	.25
Administration fees	.13
Miscellaneous other expenses	.04
Total other expenses	.42
Total annual fund operating expenses	.57

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$58	$183	$318	$714
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The fund seeks to invest in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements that present minimal credit risk, based on the assessment of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund currently is not permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the Trust's board has no intention to impose a liquidity fee or redemption gate. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• ESG evaluation risk. As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information shown may have been different if the current investment limitations had been in effect during the period prior to the fund's conversion to a government money market fund.

Year-by-Year Total Returns as of 12/31 each year (%) Investor Shares
Best Quarter Q2, 2019: 0.47% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2022 was 0.47%.

Average Annual Total Returns as of 12/31/21
	1 Year	5 Years	10 Years
Investor Shares	0.01%	0.73%	0.37%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services.

Portfolio Management

The fund is managed by Dreyfus, a division of BNYM Investment Adviser, the fund's investment adviser.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered by this prospectus only to former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan (as defined below) or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Investment advisory fees	.15
Other expenses:
Shareholder services fees	.25
Administration fees	.13
Miscellaneous other expenses	.05
Total other expenses	.43
Total annual fund operating expenses	.58

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$186	$324	$726
Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal personal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund seeks to invest in securities that present minimal credit risk, based on an assessment by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) of the issuer's or guarantor's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates, with respect to guarantors, whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which a guarantor operates. With respect to guarantors of securities, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant guarantor. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may invest in securities guaranteed by guarantors, for example, that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or the fund's ability to maintain a stable net asset value.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• ESG evaluation risk. As part of BNYM Investment Adviser's assessment of a guarantor's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain guarantors and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for guarantors, including the guarantors themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain guarantors such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular guarantor of securities, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Investor shares from year to year. The table shows the average annual total returns of the fund's Investor shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Year-by-Year Total Returns as of 12/31 each year (%) Investor Shares
Best Quarter Q2, 2019: 0.30% Worst Quarter Q3, 2015: 0.00%
The year-to-date total return of the fund's Investor shares as of September 30, 2022 was 0.27%.

Average Annual Total Returns as of 12/31/21
	1 Year	5 Years	10 Years
Investor Shares	0.02%	0.49%	0.25%

For the fund's current yield, BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services.

Portfolio Management

The fund is managed by Dreyfus, a division of BNYM Investment Adviser, the fund's investment adviser.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons.

In general, the fund's shares are offered by this prospectus only to former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services or brokerage clients of BNY Mellon Wealth Management Direct. You should contact your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting your financial representative.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Each fund is a money market mutual fund with a separate investment portfolio. The operations and results of one fund are unrelated to those of the other fund. This combined prospectus has been prepared for the convenience of investors so that investors can consider different investment choices in one document.

BNY Mellon Government Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund's objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund" as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund will provide shareholders with at least 60 days' prior notice of any changes to its policy to invest, under normal conditions, only in government securities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The repurchase agreements that the fund invests in may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

The fund seeks to invest in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements that present minimal credit risk, based on BNYM Investment Adviser's assessment of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability. Repurchase agreement counterparties are evaluated for material ESG risks regardless of the agreement's underlying collateral.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. The scope of such ESG research may vary significantly depending on the issuer, guarantor or counterparty and may be limited or unavailable. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may enter into repurchase agreements, for example, with counterparties that may be negatively impacted by ESG factors.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The fund's investment objective may be changed by the Trust's board upon 60 days' prior notice to shareholders.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal personal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is limited to investing in high quality securities that BNYM Investment Adviser has determined present minimal credit risks.

Among other requirements, the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

The fund seeks to invest in securities that present minimal credit risk, based on BNYM Investment Adviser's assessment of the issuer's or guarantor's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates, with respect to guarantors, whether ESG factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which a guarantor operates. With respect to guarantors of securities, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant guarantor. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may invest in securities guaranteed by guarantors, for example, that may be negatively impacted by ESG factors.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks

Investments in the funds are not a bank deposit. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. You could lose money by investing in a fund. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the funds, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the funds at any time.

Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund currently is not permitted to impose liquidity fees or redemption gates, and the Trust's board has no intention to impose a liquidity fee or redemption gate.

The funds also are subject to the investment risks listed in the table below. For a description of the risks listed in the table, please see "Glossary – Investment Risks" below. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks.

	Government Money Market Fund	National Municipal Money Market Fund

Credit risk		✓
ESG evaluation risk	✓	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity fee and/or redemption gate risk		✓
Liquidity risk	✓	✓
Market Risk	✓	✓
Municipal securities risk		✓
Repurchase agreement counterparty risk	✓
Tax risk		✓
Glossary – Investment Risks

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• ESG evaluation risk. As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

• Municipal securities risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may impair the fund's ability to maintain a stable net asset value. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYM Investment Adviser manages approximately $309 billion in 112 mutual fund portfolios. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon has $42.2 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Distributor

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to BNYMSC for providing shareholder account service and maintenance. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any shareholder services fees or other expenses that may be paid by the funds to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates or other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Investment Advisory Fee

For the fiscal year ended August 31, 2022, each fund paid BNYM Investment Adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended August 31, 2022.

Investment Advisory Fees
Name of Fund	Effective Investment Advisory Fee (as a percentage of the value of the fund's average daily net assets)
BNY Mellon Government Money Market Fund	0.02%*
BNY Mellon National Municipal Money Market Fund	0.04%*
* The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2022.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Investor shares in this prospectus to former brokerage clients of BNY Mellon Wealth Advisors whose accounts were converted to accounts that are now held by BNY Mellon Brokerage Services, a division of BNYMSC, for their then existing accounts or to brokerage clients of BNY Mellon Wealth Management Direct, a division of BNYMSC (collectively, BNY Mellon Wealth Brokerage Clients), to be used as "sweep vehicles" for cash held in their brokerage accounts. Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). Persons who hold fund shares through BNY Mellon Wealth Brokerage Accounts should contact their financial advisor for information concerning purchasing, selling (redeeming) and exchanging fund shares.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its net asset value (NAV), a fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the Trust's board. The pricing service's procedures are reviewed under the general supervision of the board.

As a "retail" money market fund, investments in BNY Mellon National Municipal Money Market Fund are limited to accounts beneficially owned by natural persons (i.e., human beings). As a "retail" money market fund, BNY Mellon National Municipal Money Market Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in BNY Mellon National Municipal Money Market Fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

Because BNY Mellon National Municipal Money Market Fund seeks tax-exempt income, it is not recommended for purchase by qualified Retirement Plans or other U.S. tax-advantaged accounts.

Each fund also offers Class M shares pursuant to another prospectus (the Class M Prospectus). Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients), and to certain other persons as more particularly described in the Class M Prospectus. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the Class M Prospectus and the funds' Statement of Additional Information for more information.

You pay no sales charges to invest in the Investor shares of either fund.

Each fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, each fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The time at which a fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. Each fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the Securities and Exchange Commission (SEC).

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form
BNY Mellon Government Money Market Fund	12:00 p.m.
BNY Mellon National Municipal Money Market Fund	12:00 p.m.

All times are Eastern time.

Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by a fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, each fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for a fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which a fund determines its NAV will be priced at the NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the funds expect that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire ($1,000 minimum) or electronic check via TeleTransfer ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by a fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of fund shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the SEC, the fund, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests. The funds also reserve the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the Trust's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by a fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Additionally, BNY Mellon National Municipal Money Market Fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums.  See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Potential Restrictions on Fund Redemptions—Fees and Gates

Applicable to BNY Mellon National Municipal Money Market Fund only:

If the fund's weekly liquid assets fall below 30% of its total assets, the Trust's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the Trust's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days.  It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the Trust's board, in its discretion, may elect otherwise).  A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day.  Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary.  Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price.  If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the Trust's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The Trust's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The Trust's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the Trust's board determines that it would not be in the best interests of the fund to continue operating.  In the event that the Trust's board approves liquidation of the fund, BNYM Investment Adviser will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

General Policies

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYM Investment Adviser discourages excessive trading and other abusive trading practices, the funds have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the funds. BNYM Investment Adviser also believes that money market funds, such as the funds, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of a fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, each fund reserves the right to reject any purchase or exchange request.

Each fund also reserves the right to change its minimum investment amount.

Small Account Policy

Low balance accounts in the funds may be subject to a small account fee or to redemption, as described below.

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account is below $10,000, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account in a fund is below $10,000, the fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other series of BNY Mellon Funds Trust or in funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the fund and have an address in good order with the funds' transfer agent.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally declares dividends from its net investment income on each business day (each day the fund calculates its NAV) and pays dividends monthly. Capital gain distributions, if any, are paid annually. For information on reinvestment of dividends and other distributions, contact your financial advisor. There are no fees or sales charges on reinvestments.

BNY Mellon Government Money Market Fund's distributions are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred).

BNY Mellon National Municipal Money Market Fund anticipates that dividends paid by the fund generally will be exempt from federal income taxes. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Applicable to BNY Mellon National Municipal Money Market Fund only:

Because liquidity fees may be imposed on redemptions of BNY Mellon National Municipal Money Market Fund, including taxable exchanges into other funds, a shareholder may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, such as the funds, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year.  Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount fund shareholders will receive upon the redemption of their shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss shareholders would recognize with respect to such redemptions. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial Highlights

These financial highlights describe the performance of each fund's Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from each fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

BNY Mellon Government Money Market Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.003	.000[a]	.007	.018	.010
Distributions:
Dividends from investment income—net	(.003)	(.000)[a]	(.007)	(.018)	(.010)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.31	.01	.68	1.80	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.56	.56	.55	.55
Ratio of net expenses to average net assets	.25	.11	.46	.55	.55
Ratio of net investment income to average net assets	.34	.01	.70	1.79	.94
Net Assets, end of period ($ x 1,000)	9,008	11,954	14,974	17,152	16,904
[a]Amount represents less than $.001 per share.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.002	.000[a]	.006	.011	.007
Distributions:
Dividends from net investment income	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Dividends from net realized gain on investments	(.000)[a]	-	-	-	-
Total Distributions	(.002)	(.000)[a]	(.006)	(.011)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.19	.01	.56	1.06	.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.57	.56	.55	.55
Ratio of net expenses to average net assets	.32	.13	.44	.55	.55
Ratio of net investment income to average net assets	.18	.01	.55	1.10	.69
Net Assets, end of period ($ x 1,000)	55	55	55	55	55
[a]Amount represents less than $.001 per share.

BNY Mellon Government Money Market Fund
BNY Mellon National Municipal Money Market Fund
Series of BNY Mellon Funds Trust

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

The funds' annual and semiannual reports describe the funds' performance, list portfolio holdings and contain a letter from the funds' manager discussing recent market conditions, economic trends and fund strategies that significantly affected the funds' performance during the period covered by the report. Each fund's most recent annual and semiannual report is available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about each fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the SEC. The SAI, as amended or supplemented from time to time, is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The funds generally disclose, at www.im.bnymellon.com, their complete schedule of holdings on each business day, as of the preceding business day.  Each fund's daily posting of its complete portfolio holdings will remain available on the website for five months.  From time to time, the funds may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the funds' policies and procedures with respect to the disclosure of a funds' portfolio securities is available in the Trust's SAI and at www.im.bnymellon.com.

To Obtain Information

By telephone. BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services.

By mail. BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

BNY Mellon Funds Trust www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-09903

© 2022 BNY Mellon Securities Corporation 0559-0576P1222